Security Information



Security Purchased


CUSIP
ES0127797019


Issuer
EDP RENOVAVEIS SA


Underwriters
Banco Comercial Portugues SA, Banco
Espirito Santo, Caixa Banco de Investimento
SA, Citigroup, Morgan Stanley, UBS, DBSI, JP
Morgan, Merrill Lynch, Santander Central
Hispano, Societe Generale


Years of continuous operation, including predecessors
> 3 years


Ticker
EDPR PL


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/2/2008


Total dollar amount of offering sold to QIBs
 $                            2,436,896,438


Total dollar amount of any concurrent public offering
 $                                     -


Total
 $                             2,436,896,438


Public offering price
 $                                    12.43


Price paid if other than public offering price
 N/A


Underwriting spread or commission
 $                                     0.12


Rating
N/A


Current yield
N/A



Fund Specific Information



Board
Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Balanced Fund
DWS
19,306
 $                   240,005
0.01%



DWS Balanced VIP
DWS
5,874
 $                     73,023
0.00%



DWS Europe Equity Fund
DWS
57,900
 $                   719,790
0.03%



DWS International Fund
DWS
541,772
 $
6,735,097
0.28%



DWS International Select Equity Fund
DWS
93,000
 $
1,156,139
0.05%



DWS International Select Equity VIP
DWS
80,856
 $
1,005,170
0.04%



DWS International VIP
DWS
155,162
 $
1,928,913
0.08%



Total

953,870
 $
11,858,137
0.49%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


8
0.12431607
1.553950875





12.431607

2436896438



Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
172967ER8


Issuer
CITIGROUP INC


Underwriters
Citigroup, DBSI, Goldman Sachs, Lehman
Brothers, Merrill Lynch, BoA, Barclays, BNP
Paribas, Credit Suisse, Greenwich Capital, RBC
Capital Markets, TD Securities, Guzman & Co,
Jackson Securities, Loop Capital Markets, Muriel
Siebert, Sandler O'Neill, Toussaint Capital
Partners, Utendahl Capital Partners, Williams
Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
C FRN 4/30/2018


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/21/2008


Total amount of offering sold to QIBs
6,000,000,000


Total amount of any concurrent public offering
0


Total
6,000,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.60%


Rating
A2/A


Current yield
8.40%


Benchmark vs Spread (basis points)
512 bp




Fund Specific Information




Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Bond VIP
DWS
80,000
 $                     80,000
0.00%



DWS Core Fixed Income Fund
DWS
530,000
 $                   530,000
0.01%



DWS Core Plus Income Fund
DWS
235,000
 $                   235,000
0.00%



DWS High Income Fund
DWS
6,640,000
 $
6,640,000
0.11%



DWS High Income Plus Fund
DWS
1,325,000
 $
1,325,000
0.02%



DWS High Income Trust
DWS
800,000
 $                   800,000
0.01%



DWS Multi Market Income Trust
DWS
500,000
 $                   500,000
0.01%



DWS Short Duration Plus Fund
DWS
115,000
 $                   115,000
0.00%



DWS Strategic Income Fund
DWS
490,000
 $                   490,000
0.01%



DWS Strategic Income Trust
DWS
130,000
 $                   130,000
0.00%



Total

10,845,000
 $
10,845,000
0.18%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information



Security Purchased
Comparison Security
Comparison Security
CUSIP
20030NAX9


Issuer
COMCAST CORP


Underwriters
Citigroup, DBSI, Merrill Lynch, UBS, BoA,
Barclays, BNP, Bank of NY, Daiwa Securities,
Goldman Sachs, JP Morgan, Lehman Brothers,
Lloyds TSB Bank, Mitsubishi UFJ, Mizuho
Securities, Morgan Stanley, Piper Jaffray, Royal
Bank of Scotland, SunTrust Robinson Humphrey,
Wachovia, Blaylock & Co, Cabrera Capital
Markets, Guzman & Co, Loop Capital Markets,
MR Beal & Co, Muriel Siebert, Samuel A
Ramirez, Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
CMCSA 6.4% 5/15/2038


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/2/2008


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.79


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Baa2/BBB+


Current yield
6.41%


Benchmark vs Spread (basis points)
185 bp


Fund Specific Information



Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds



DWS Balanced Fund
DWS
3,750,000
 $                 3,741,975
0.38%



DWS Balanced VIP
DWS
1,250,000
 $                 1,247,325
0.13%



DWS Bond VIP
DWS
270,000
 $                   269,422
0.03%



DWS Core Fixed Income Fund
DWS
2,555,000
 $                 2,549,532
0.26%



DWS Core Fixed Income VIP
DWS
210,000
 $                   209,551
0.02%



DWS Core Plus Income Fund
DWS
655,000
 $                   653,598
0.07%



DWS Lifecycle Long Range Fund
DWS
205,000
 $                   204,561
0.02%



DWS Strategic Income Fund
DWS
2,000,000
 $                 1,995,720
0.20%



DWS Strategic Income VIP
DWS
500,000
 $                   498,930
0.05%



Total

11,395,000
 $               11,370,615
1.14%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased
Comparison Security
Comparison Security
CUSIP
570506AF2


Issuer
MARKWEST ENERGY PARTNERS


Underwriters
JP Morgan, RBC Capital Markets, Wachovia, BoA,
Credit Suisse, DBSI, Fortis Securities, SunTrust
Robinson Humphrey


Years of continuous operation, including predecessors
> 3 years


Security
MWE 8.75% 4/15/2018


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/28/2008


Total amount of offering sold to QIBs
100,000,000


Total amount of any concurrent public offering
0


Total
100,000,000


Public offering price
102.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.50%


Rating
B2/B+


Current yield
8.82%


Benchmark vs Spread (basis points)
535 bp


Fund Specific Information


Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds



DWS Bond VIP
DWS
41,000
 $                     41,820
0.04%



DWS Core Plus Income Fund
DWS
123,000
 $                   125,460
0.12%



Total

164,000
 $                   167,280
0.16%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
570506AF2


Issuer
MARKWEST ENERGY PARTNERS


Underwriters
JP Morgan, RBC Capital Markets, Wachovia, BoA,
Credit Suisse, DBSI, Fortis Securities, SunTrust
Robinson Humphrey


Years of continuous operation, including predecessors
> 3 years


Security
MWE 8.75% 4/15/2018


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/10/2008


Total amount of offering sold to QIBs
400,000,000


Total amount of any concurrent public offering
0


Total
400,000,000


Public offering price
99.18


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.50%


Rating
B2/B+


Current yield
8.82%


Benchmark vs Spread (basis points)
535 bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds


DWS Bond VIP
DWS
38,000
 $                     37,690
0.01%



DWS Core Plus Income Fund
DWS
105,000
 $                   104,142
0.03%



Total

143,000
 $                   141,832
0.04%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
59018YN64


Issuer
MERRILL LYNCH & CO


Underwriters
Merrill Lynch, Barclays, CIBC, Citigroup, DBSI,
Greenwich Capital Markets, Mizuho Securities,
PNC Capital Markets, RBC Capital Markets,
SunTrust Robinson Humphrey, Wachovia, Wells
Fargo, Zions Direct


Years of continuous operation, including predecessors
> 3 years


Security
MER 6.875 4/25/2018


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/22/2008


Total amount of offering sold to QIBs
5,500,000,000


Total amount of any concurrent public offering
0


Total
5,500,000,000


Public offering price
99.91


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.50%


Rating
A1/A+


Current yield
6.88%


Benchmark vs Spread (basis points)
320 bp


Fund Specific Information


Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Bond VIP
DWS
65,000
 $                     64,944
0.00%



DWS Core Fixed Income Fund
DWS
495,000
 $                   494,574
0.01%



DWS High Income Fund
DWS
3,155,000
 $                 3,152,287
0.06%



DWS High Income Plus Fund
DWS
630,000
 $                   629,458
0.01%



DWS High Income Trust
DWS
380,000
 $                   379,673
0.01%



DWS Multi Market Income Trust
DWS
425,000
 $                   424,635
0.01%



DWS Strategic Income Fund
DWS
1,465,000
 $                 1,463,740
0.03%



DWS Strategic Income Trust
DWS
110,000
 $                   109,905
0.00%



DWS Strategic Income VIP
DWS
310,000
 $                   309,733
0.01%



DWS Short Duration Plus Fund
DWS
65,000
 $                     64,944
0.00%



Total

7,100,000
 $                 7,093,894
0.13%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information


Security Purchased
Comparison Security
Comparison Security
CUSIP
592179JG1


Issuer
MET LIFE GLOBAL FUNDING I


Underwriters
BoA, Credit Suisse, DBSI, Morgan Stanley


Years of continuous operation, including predecessors
> 3 years


Security
MET 5.125% 4/10/2013


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/7/2008


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
99.93


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
Aa2/AA


Current yield
5.13%


Benchmark vs Spread (basis points)
38 bp


Fund Specific Information


Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds



DWS Bond VIP
DWS
565,000
 $                   564,582
0.03%



DWS Core Fixed Income Fund
DWS
4,670,000
 $                 4,666,544
0.23%



DWS Core Plus Income Fund
DWS
1,590,000
 $                 1,588,823
0.08%



DWS Lifecycle Long Range Fund
DWS
595,000
 $                   594,560
0.03%



Total

7,420,000
 $                 7,414,509
0.37%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased
Comparison Security
Comparison Security
CUSIP
767201AE6


Issuer
RIO TINTO FINANCE USA


Underwriters
Credit Suisse, DBSI, JP Morgan, Morgan Stanley,
RBS Greenwich Capital, Societe Generale, ANZ
Securities, BBVA Securities, Calyon, Mitsubishi
UFJ Securities, Mizuho Securities, Sumitomo Bank


Years of continuous operation, including predecessors
> 3 years


Security
RIOLN 5.875% 7/15/2013


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/24/2008


Total amount of offering sold to QIBs
2,500,000,000


Total amount of any concurrent public offering
0


Total
2,500,000,000


Public offering price
99.63


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.35%


Rating
A3/BBB+


Current yield
5.90%


Benchmark vs Spread (basis points)
240 bp

Fund Specific Information


Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds



DWS Short Duration Plus Fund
DWS
12,000,000
 $               11,955,000
0.48%



DWS Bond VIP
DWS
540,000
 $                   537,975
0.02%



DWS Core Fixed Income Fund
DWS
5,000,000
 $                 4,981,250
0.20%



DWS Core Fixed Income VIP
DWS
675,000
 $                   672,469
0.03%



DWS Core Plus Income Fund
DWS
1,535,000
 $                 1,529,244
0.06%



DWS Lifecycle Long Range Fund
DWS
655,000
 $                   652,544
0.03%



Total

20,405,000
 $               20,328,481
0.82%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information




Security Purchased
Comparison Security
Comparison Security
CUSIP
767201AC0


Issuer
RIO TINTO FINANCE USA


Underwriters
Credit Suisse, DBSI, JP Morgan, Morgan Stanley,
RBS Greenwich Capital, Societe Generale, ANZ
Securities, BBVA Securities, Calyon, Mitsubishi
UFJ Securities, Mizuho Securities, Sumitomo Bank


Years of continuous operation, including predecessors
> 3 years


Security
RIOLN 6.5% 7/15/2018


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/24/2008


Total amount of offering sold to QIBs
1,750,000,000


Total amount of any concurrent public offering
0


Total
1,750,000,000


Public offering price
99.13


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
A3/BBB+


Current yield
6.56%


Benchmark vs Spread (basis points)
250 bp


Fund Specific Information



Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Strategic Income VIP
DWS
600,000
 $                   594,786
0.03%



DWS Strategic Income Fund
DWS
2,400,000
 $                 2,379,144
0.14%



DWS Bond VIP
DWS
265,000
 $                   262,697
0.02%



DWS Core Fixed Income Fund
DWS
3,500,000
 $                 3,469,585
0.20%



DWS Core Fixed Income VIP
DWS
315,000
 $                   312,263
0.02%



DWS Core Plus Income Fund
DWS
740,000
 $                   733,569
0.04%



DWS Lifecycle Long Range Fund
DWS
310,000
 $                   307,306
0.02%



Total

8,130,000
 $                 8,059,350
0.46%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
126304AU8


Issuer
CSC HOLDINGS INC


Underwriters
BoA, Citigroup, JP Morgan, Merrill Lynch, Credit
Suisse, GE Capital Markets, BNP Paribas, DBSI,
Fortis Securities, Goldman Sachs, Greenwich
Capital Markets, Morgan Stanley, Piper Jaffray,
Scotia Capital, SunTrust Robinson Humphrey,
Wedbush Morgan Securities


Years of continuous operation, including predecessors
> 3 years


Security
CVC 8.5% 6/15/2015


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/28/2008


Total amount of offering sold to QIBs
500,000,000


Total amount of any concurrent public offering
0


Total
500,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.63%


Rating
B1/BB


Current yield
8.50%


Benchmark vs Spread (basis points)
482 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Bond VIP
DWS
224,000
 $                   224,000
0.04%



DWS Core Plus Income Fund
DWS
666,000
 $                   666,000
0.13%



Total

890,000
 $                   890,000
0.18%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
165167CC9


Issuer
CHESAPEAKE ENERGY CORP


Underwriters
BoA, Credit Suisse, DBSI, Lehman Brothers, RBS
Greenwich Capital, Barclays, Comerica Securities,
Goldman Sachs, JP Morgan, Morgan Stanley,
UBS, Wachovia, Wells Fargo, BMO Capital
Markets, BNP Paribas, Bosc Inc, Calyon, Compass
Bank


Years of continuous operation, including predecessors
> 3 years


Security
CHK 7.25% 12/15/2018


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/20/2008


Total amount of offering sold to QIBs
800,000,000


Total amount of any concurrent public offering
0


Total
800,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.63%


Rating
Ba3/BB


Current yield
7.25%


Benchmark vs Spread (basis points)
345 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Bond VIP
DWS
137,000
 $                   137,000
0.02%



DWS Core Plus Income Fund
DWS
407,000
 $                   407,000
0.05%



Total

544,000
 $                   544,000
0.07%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
217203AC2


Issuer
COPANO ENERGY LLC


Underwriters
BoA, JP Morgan, Credit Suisse, DBSI, RBC
Capital Markets, SunTrust Robinson Humphrey


Years of continuous operation, including predecessors
> 3 years


Security
CPNO 7.75% 6/1/2018


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/13/2008


Total amount of offering sold to QIBs
300,000,000


Total amount of any concurrent public offering
0


Total
300,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B1/B+


Current yield
7.75%


Benchmark vs Spread (basis points)
386 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Bond VIP
DWS
47,000
 $                     47,000
0.02%



DWS Core Plus Income Fund
DWS
140,000
 $                   140,000
0.05%



Total

187,000
 $                   187,000
0.06%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
59023VAA8


Issuer
MERRILL LYNCH & CO


Underwriters
Merrill Lynch, ANZ Securities, BB&T, Citigroup,
Credit Suisse, DBSI, HSBC, Mizuho Securities,
Natixis Bleichroeder, RBS Greenwich Capital,
Santander Investment Securities, SunTrust
Robinson Humphrey, Zions Direct


Years of continuous operation, including predecessors
> 3 years


Security
MER 7.75% 5/14/2038


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Merrill Lynch


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/7/2008


Total amount of offering sold to QIBs
1,750,000,000


Total amount of any concurrent public offering
0


Total
1,750,000,000


Public offering price
99.98


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A3/A-


Current yield
7.75%


Benchmark vs Spread (basis points)
315 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Bond VIP
DWS
355,000
 $                   354,918
0.02%



DWS Core Fixed Income Fund
DWS
2,690,000
 $                 2,689,381
0.15%



DWS Core Fixed Income VIP
DWS
410,000
 $                   409,906
0.02%



DWS Core Plus Income Fund
DWS
1,070,000
 $                 1,069,754
0.06%



DWS Lifecycle Long Range Fund
DWS
385,000
 $                   384,911
0.02%



Total

4,910,000
 $                 4,908,871
0.28%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
767201AD8


Issuer
RIO TINTO FINANCE USA


Underwriters
Credit Suisse, DBSI, JP Morgan, Morgan Stanley,
RBS Greenwich Capital, Societe Generale, ANZ
Securities, BBVA, Calyon, Mitsubishi UFJ
Securities, Mizuho Securities, Sumitomo Bank


Years of continuous operation, including predecessors
> 3 years


Security
RIOLN 7.125% 7/15/2028


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/24/2008


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
99.32


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A3/BBB+


Current yield
7.17%


Benchmark vs Spread (basis points)
252 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Bond VIP
DWS
195,000
 $                   193,672
0.03%



DWS Core Fixed Income Fund
DWS
1,770,000
 $                 1,757,946
0.24%



DWS Core Fixed Income VIP
DWS
240,000
 $                   238,366
0.03%



DWS Core Plus Income Fund
DWS
565,000
 $                   561,152
0.08%



DWS Lifecycle Long Range Fund
DWS
235,000
 $                   233,400
0.03%



Total

3,005,000
 $                 2,984,536
0.40%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
80007PAC3


Issuer
SANDRIDGE ENERGY INC


Underwriters
BoA, Barclays, JP Morgan, DBSI, Lehman
Brothers, Morgan Stanley, BNP Paribas, Calyon,
Fortis Securities, RBS Greenwich Capital, Wells
Fargo


Years of continuous operation, including predecessors
> 3 years


Security
SD 8% 6/1/2018


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/15/2008


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B3/B-


Current yield
8.00%


Benchmark vs Spread (basis points)
407 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Bond VIP
DWS
52,000
 $                     52,000
0.01%



DWS Core Plus Income Fund
DWS
148,000
 $                   148,000
0.02%



Total

200,000
 $                   200,000
0.03%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
913017BP3


Issuer
UNITED TECHNOLOGIES CORP


Underwriters
BoA, BNP Paribas, Citigroup, HSBC, JP Morgan,
Bank of NY, BMO Nesbitt Burns, Daiwa
Securities, DBSI, Dresdner Kleinwort, Intesabci
SpA, Mitsubishi UFJ Securities, RBS Greenwich
Capital, Societe Generale


Years of continuous operation, including predecessors
> 3 years


Security
UTX 6.125% 7/15/2038


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
5/13/2008


Total amount of offering sold to QIBs
1,000,000,000


Total amount of any concurrent public offering
0


Total
1,000,000,000


Public offering price
99.71


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
A2/A


Current yield
6.14%


Benchmark vs Spread (basis points)
153 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Bond VIP
DWS
365,000
 $                   363,931
0.04%



DWS Core Fixed Income Fund
DWS
3,020,000
 $                 3,011,151
0.30%



DWS Core Fixed Income VIP
DWS
465,000
 $                   463,638
0.05%



DWS Core Plus Income Fund
DWS
1,080,000
 $                 1,076,836
0.11%



DWS Lifecycle Long Range Fund
DWS
445,000
 $                   443,696
0.04%



Total

5,375,000
 $                 5,359,251
0.54%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
536020AA8


Issuer
LINN ENERGY LLC


Underwriters
BNP Paribas, Credit Suisse, DBSI, Lehman
Brothers, RBC Dominion BMO Capital Markets,
Calyon, Citigroup, Greenwich Capital Markets, SG
Americas, Wachovia, Comerica Securities, Fortis
Securities, Jefferies & Co, Keybanc Capital
Markets, Piper Jaffray, Scotia Capital, Suntrust
Capital Markets


Years of continuous operation, including predecessors
> 3 years


Security
LINE 9.875% 7/1/2018


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Lehman Brothers


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/24/2008


Total amount of offering sold to QIBs
225,927,000


Total amount of any concurrent public offering
0


Total
225,927,000


Public offering price
97.68


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.50%


Rating
B3/B-


Current yield
10.11%


Benchmark vs Spread (basis points)
616 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Bond VIP
DWS
134,000
 $                   130,897
0.06%



DWS Core Plus Income Fund
DWS
393,000
 $                   383,898
0.17%



Total

527,000
 $                   514,795
0.23%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



















Security Information








Security Purchased
Comparison Security
Comparison Security
CUSIP
74837RAE4


Issuer
QUICKSILVER RESOURCES INC


Underwriters
BoA, Credit Suisse, DBSI, JP Morgan, BBVA,
BNP Paribas, Calyon, Citigroup, Fortis Securities,
Greenwich Capital Markets, Scotia Capital, TD
Securities, Wedbush Morgan Securities, Wells
Fargo Securities


Years of continuous operation, including predecessors
> 3 years


Security
KWK 8.25% 8/1/2015


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Credit Suisse


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/24/2008


Total amount of offering sold to QIBs
475,000,000


Total amount of any concurrent public offering
0


Total
475,000,000


Public offering price
98.66


Price paid if other than public offering price
 N/A


Underwriting spread or commission
2.00%


Rating
B1/B+


Current yield
8.36%


Benchmark vs Spread (basis points)
425 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
DWS Funds







DWS Bond VIP
DWS
154,000
 $                   151,929
0.03%



DWS Core Plus Income Fund
DWS
463,000
 $                   456,773
0.10%



Total

617,000
 $                   608,701
0.13%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.











Security Information








Security Purchased


CUSIP
111013AG3


Issuer
BRITISH SKY BROADCASTING


Underwriters
Barclays, DBSI


Years of continuous operation, including predecessors
> 3 years


Security
BSY 6.1% 2/15/2018


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Barclays


Firm commitment underwriting?
Yes


Trade date/Date of Offering
2/7/2008


Total amount of offering sold to QIBs
750,000,000


Total amount of any concurrent public offering
0


Total
750,000,000


Public offering price
99.89


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Baa2/BBB


Current yield
6.11%


Benchmark vs Spread (basis points)
240 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



DWS Funds







DWS Bond VIP
DWS
620,000
 $                   619,312
0.08%



Total

620,000
 $                   619,312
0.08%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.